                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of Earliest event reported): October 2, 2003

                           Commission File No. 0-5014
                                               ------

                                AEROTELESIS INC.
                                ----------------
                 (Name of Small Business Issuer in its charter)

Delaware                                                  95-2554669
--------                                                  ----------
(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                           Identification Number)

            13428 Maxella Avenue, Suite #322, Marinadel Rey, CA 92092
            ---------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Issuer's telephone number:  (310) 574-8555
                            --------------

ITEM 7.  Financial Statements and Exhibits.

(A)      Financial Statements and Schedules

         The following financial statements and schedules are filed as part of this report:

         Pro Forma Consolidated Balance Sheet

         Pro Forma Consolidated Statement of Loss

         Notes to Pro Forma Consolidated Financial Statements

         AeroTelesis Philippines Inc. Financial Statements for the year ended September 30, 2003 including:

         Independent Auditor's Report

         Consolidated Balance Sheet

         Consolidated Statement of Operations

         Consolidated Statement of Stockholder Equity

         Consolidated Statement of Cash Flows

         Notes to Financial Statements

(B)      List of Exhibits

         The following exhibits are filed with this report.

         Financial Statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2003                                    AEROTELESIS INC.
                                                     Formerly known as
                                                     PACIFIC REALM, INC.

                                                     /s/ Joseph Gutierrez
                                                     ---------------------
                                                     Joseph Gutierrez, CEO

AEROTELESIS INC.
(formerly Pacific Realm Inc.)
Pro Forma Consolidated Balance Sheet

===========================================================================================================================
                                         Aerotelesis Inc.            Aerotelesis
                                 (formerly Pacific Realm)       Philippines Inc.                                  Pro forma
                                      as of September 30,    as of September 30,            Pro Forma   as of September 30,
                                                     2003                   2003          Adjustments                  2003
---------------------------------------------------------------------------------------------------------------------------
                                                                                             (note 3)
Assets

Current assets:
     Cash                                     $       280           $     1,000           $        --           $     1,280
     Accounts Receivable                           54,000                54,000
     Prepaid Merger Deposits                                           18,105 -                    --                18,105
     ----------------------------------------------------------------------------------------------------------------------
                                                   72,385                 1,000                    --                73,385

     Licensing                                  1,612,226             1,612,226

                                              $    72,385           $     1,000           $ 1,612,226           $ 1,685,611
===========================================================================================================================
Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable                         $    12,040           $        --           $                     $    12,040
     Shareholder advances                           1,211                  (211)                1,000
     ----------------------------------------------------------------------------------------------------------------------
                                                   12,040                 1,211                  (211)               13,040

Stockholders' equity (deficit):
     Share capital:
         Common shares                                438                50,000               (50,000)               60,438
                                                                                                                     60,000
     Additional paid-in capital                   972,871                    --             1,552,226             2,525,097
     Accumulated deficit during
       the development period                    (912,964)              (50,211)               50,211              (912,964)
     ----------------------------------------------------------------------------------------------------------------------
                                                   60,345                  (211)            1,612,437             1,672,571
---------------------------------------------------------------------------------------------------------------------------

                                              $    72,385           $     1,000           $ 1,612,226           $ 1,685,611
===========================================================================================================================

See accompanying notes to pro forma consolidated financial statements.

AEROTELESIS INC.
(formerly Pacific Realm Inc.)
Pro Forma Consolidated Statement of Loss

=============================================================================================================
                                  Aerotelesis Inc.         Aerotelesis
                          (formerly Pacific Realm)    Philippines Inc.                              Pro forma
                        For the Six Months Ended     From Inception to
                                     September 30,       September 30,           Pro Forma      September 30,
                                              2003                2003         Adjustments               2003
-------------------------------------------------------------------------------------------------------------
Revenue:
                                         $  60,000           $      --           $      --          $  60,000

Expenses:
     Professional fees                      66,621              14,000                  --             80,621
     General and Administrative              9,919              36,162                  --             46,081
     --------------------------------------------------------------------------------------------------------
                                            76,540              50,211                  --            126,751
-------------------------------------------------------------------------------------------------------------

Loss before income taxes                   (16,540)            (50,211)                 --            (66,751)

Income taxes                                    --                  --                  --                 --
-------------------------------------------------------------------------------------------------------------

Loss for the period                      $ (16,540)          $ (50,211)          $      --          $ (66,751)
-------------------------------------------------------------------------------------------------------------

Loss per share                           $   (0.00)          $   (1.00)          $      --          $   (0.00)
=============================================================================================================

See accompanying notes to pro forma consolidated financial statements.

AEROTELESIS INC.
(formerly Pacific Realm Inc.)
Notes to Pro Forma Consolidated Financial Statements

As at September 30, 2003
================================================================================

1.   TERMS OF ACQUISITION AND BASIS OF PRESENTATION:

     The accompanying pro forma consolidated financial statements have been prepared for inclusion in a Current Report on Form 8K describing the acquisition on October 2, 2003 of AeroTelesis Philippines Inc. ("ATP") by AeroTelesis Inc. ("ATI"). The pro forma consolidated financial statements of ATI give effect to the Acquisition.

     The pro forma consolidated financial statements include:

     (a) a pro forma consolidated balance sheet prepared from the unaudited balance sheet of ATI as at September 30, 2003 and the audited balance sheet of ATP as at September 30, 2003 and gives effect to the adjustments described in note 3. The pro forma consolidated balance sheet assumes the Acquisition occurred on September 30, 2003.

     (b) a pro forma consolidated statement of loss prepared from the unaudited statement of loss of ATI for the six months ended September 30, 2003 and the audited statement of loss of Image Innovations for the period ended September 30, 2003 and gives effect to the adjustments described in note 3. The pro forma consolidated statement of loss assumes the acquisition occurred on July 23, 2003, the date of incorporation of ATP.

     The latest fiscal year of ATI ended March 31, 2003. ATP was incorporated on July 23, 2003. The pro forma consolidated statement of loss has been prepared for the six months ended September 30, 2003. The pro forma consolidated financial statements are not necessarily indicative of the results of operations that would have resulted if the transactions described above had occurred at the dates indicated or of the future operating results of ATI subsequent to the completion of the Acquisition.

     The  pro  forma  consolidated   financial  statements  should  be  read  in
     conjunction with the audited and unaudited financial statements of ATP contained elsewhere in this Current Report on Form 8K.

2.   SIGNIFICANT ACCOUNTING PRINCIPLES:

     The pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the unaudited and audited consolidated financial statements of ATI.

AEROTELESIS INC.
(formerly Pacific Realm Inc.)
Notes to Pro Forma Consolidated Financial Statements, page 2

As at September 30, 2003

================================================================================

3.   PRO FORMA ADJUSTMENTS:

     The pro forma consolidated financial statements are based on the following assumptions:

     o ATI acquired 100% of the outstanding shares of ATP from AeroTelesis LTD("ATL") in exchange for 75,000,000 shares of ATI:

On October 2, 2003, ATI, entered into an Agreement and Plan of Reorganization (the "Agreement") with ATL, a British Virgin Islands company, whereby the Company issued 75,000,000 shares of "restricted securities" (common stock) to ATL in exchange for, among other things, all assets and operations of ATL's wholly-owned subsidiary, AeroTelesis Philippines, Inc. ("ATP"), a British Virgin Islands company, in consideration of the exchange of 100% of the issued and outstanding shares of ATP. ATL also gave a right of first refusal to the Company to acquire operations in other developing nations, primarily in Southeast Asia, Central and South America and the Middle East.

ATP was formed as the operating entity of ATL's proposed operations in the Philippines, which include a joint venture with local partners in the Philippines. ATP is a wireless telecommunications company which will deploy a new and advanced wireless network in the Philippines through ATP's proprietary technology known as Ultimate Spectral Modulation ("USM"). ATP's unique modulation technology will provide bandwidth efficiency for increasing data transmission rates, network capacity and throughput.

Management has agreed to value the shares issued pursuant to the Agreement at the cumulative amount of $1,612,226 respresenting the costs spent in the development of the Philippine business USM technology, and management has been in the telecommuinations business over 10 years in Asia. This amount was used because the shares were not traded at the time the Agreement was finalized in July 2003. These costs will be capitalized as "Cost of License".

     o    ATP will remain as a wholly-owned subsidiary of ATI;

                           AEROTELESIS PHILIPPINES INC.

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2003




                               Clyde Bailey, P.C.
                           Certified Public Accountant
                            10924 Vance Jackson #404
                            San Antonio, Texas 78230

CLYDE BAILEY P.C.
--------------------------------------------------------------------------------
                                                     CERTIFIED PUBLIC ACCOUNTANT
                                                        10924 VANCE JACKSON #404
                                                        SAN ANTONIO, TEXAS 78230
                                                            (210) 699-1287(OFC.)
                                           (888) 699-1287 o (210) 691-2911 (FAX)

                                                                         Member:
                                                     American Institute of CPA's
                                                          Texas Society of CPA's


Board of Directors
AeroTelesis Philippines Inc.


                          INDEPENDENT AUDITOR'S REPORT

I have audited the accompanying balance sheet of AeroTelesis Philippines Inc. (Company), a development stage enterprise, as of September 30, 2003 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows from July 23, 2003 (Inception) to September 30, 2003. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and, accordingly, no revenue has been derived during the organizational period.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2003 and the results of its operations and its cash flows for the period from July 23, 2003 (Inception) to September 30, 2003 in conformity with accounting principles generally accepted in the United States.


                                        /s/ Clyde Bailey P.C.
                                            Clyde Bailey P.C.

San Antonio, Texas
December 6, 2003

                          AEROTELESIS PHILIPPINES INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                           CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2003

                                      A S S E T S
Current Assets
                          Cash                                                              1,000
                                                                                         --------
                                            Total Current Assets                            1,000

                                            Total Assets                                                 $  1,000
                                                                                                         ========

                                  L I A B I L I T I E S

Current Liabilities
                          Advances from Shareholder                                         1,211
                                                                                         --------

                                            Total Current Liabilities                                       1,211

                          Commitments and Contingencies


                           S T O C K H O L D E R S ' E Q U I T Y

Common Stock                                                                               50,000
                               50,000 authorized, par value $1.00
                               50,000 shares issued and outstanding

Accumulated deficit during the development period                                         (50,211)
                                                                                         --------

                                            Total Stockholders' Equity (Deficit)                             (211)
                                                                                                         --------

                                            Total Liabilities and
                                            Stockholders' Equity                         $  1,000
                                                                                         ========

                          AEROTELESIS PHILIPPINES INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                      CONSOLIDATED STATEMENT OF OPERATIONS


                                                                   FROM INCEPTION
                                                                   (JULY 23, 2003)
                                                                   TO SEPT 30, 2003
                                                                   ----------------
REVENUES:
          Revenue                                                      $     --
                                                                       --------
                 Total Revenues                                        $     --

EXPENSES:
          Airfare                                                        22,049
          Legal & Professional Fees                                      14,000
          Operating Expenses                                             14,162
                                                                       --------

                 Total Expenses                                          50,211

                 Net Income (Loss)
                 from Operations                                       $(50,211)


PROVISION FOR INCOME TAXES:

          Income Tax Benefit                                                 --
                                                                       --------

                 Net Income (Loss)                                     $(50,211)
                                                                       ========


Basic Loss Per Common Share                                               (1.00)
                                                                       --------

Weighted Average number of Common
          Shares used in per share
          calculations                                                   50,000
                                                                       ========

                          AEROTELESIS PHILIPPINES INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                  CONSOLIDATED STATEMENT OF STOCKHOLDER EQUITY

                                                                 Accumulated
                                                                   deficit
                                                   Common         during the
                                   Common          $1.00         development    Stockholders'
                                   Shares         Par Value        period          Equity
                                  --------        --------        --------        --------
Balance, July 23, 2003                  --        $     --        $     --        $     --

 Stock Issued                       50,000          50,000          50,000

Net Income (Loss)                                                  (50,211)        (50,211)
                                  --------        --------        --------        --------

Balance, September 30, 2003         50,000        $ 50,000        $(50,211)       $   (211)
                                  ========        ========        ========        ========

                          AEROTELESIS PHILIPPINES INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                  FROM INCEPTION
                                                                  (JULY 23, 2003)
                                                                 TO SEPT 30, 2003
                                                                 ----------------
Cash Flows from Operating Activities:
        Net Income (Loss)                                          $    (50,211)
        Changes in operating assets and liabilities:
        Stock Issued for Organization Expenses                           50,000
        Accounts Payable                                                  1,211
                                                                   ------------

Net Cash Provided From  Operating Activities                       $      1,000

Cash Flows from Investing Activities:
        Capital Expenditures                                                 --
                                                                   ------------

Net Cash Used in Investing Activities                              $         --
                                                                   ------------

Cash Flows from Financing Activities:
        Payments on Notes Payable
        - Shareholder                                                        --
                                                                   ------------
Net Cash Provided for Financing
Activities                                                         $         --
                                                                   ------------

Net Increase (Decrease) in Cash                                    $      1,000

Cash Balance,  Begin Period                                                  --
                                                                   ------------

Cash Balance,  End Period                                          $      1,000
                                                                   ============

Supplemental Disclosures:
        Cash Paid for interest                                     $         --
        Cash Paid for income taxes                                 $         --

                          AEROTELESIS PHILIPPINES INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

AeroTelesis Philippines Inc. ("the Company") was incorporated under the laws of the British Virgin Islands on July 23, 2003 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the British Virgin Islands. The company has a total of 50,000 authorized shares with a par value of $1.00 per share and with 50,000 shares issued and outstanding as of September 30, 2003.

The Company was formed as the operating entity of AeroTelesis Ltd. ("ATL") operations in the Philippines, which include a joint venture with local partners in the Philippines. ATP is a wireless telecommunications company which will deploy a new and advanced wireless network in the Philippines through ATL's proprietary technology known as Ultimate Spectral Modulation ("USM"). ATP's unique modulation technology will prode bandwidth efficiency for increasing data transmission rates, network capacity and throughput.

ATP's primary objective is the commercial implementation and deployment of an advanced yet cost effective wireless network that will provide high quality, high speed and vast capacity for the transmission of voice, data and video. Using the USM technology, ATP aims to achieve superior quality services at competitive and affordable pricing to capture the critical mass of users, where the middle and lower market segments (often considered as "second tier" users) are widely untapped.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its sister company AeroTelesis Philippines Inc., a Nevada Corporation. All significant inter-company transactions have been eliminated in consolidation.

DEVELOPMENT STAGE ENTERPRISE

The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and, accordingly, no revenue has been derived during the organizational period.

FEDERAL INCOME TAX

The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

                          AEROTELESIS PHILIPPINES INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING METHOD

The Company's financial statements are prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred.

         EARNINGS PER COMMON SHARE

The Company adopted Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents. Cash and cash equivalents consist of checking accounts and money market funds.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable and payable, accrued and other current liabilities and current maturities of long-term debt approximate fair value due to their short maturity.

                          AEROTELESIS PHILIPPINES INC.

                          NOTES TO FINANCIAL STATEMENTS


RECENT ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standard No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure", was issued in December 2002. This statement provides companies with two additional alternative transition methods for recognizing a company's voluntary decision to change its method of accounting for stock-based employee compensation to the fair-value method. It also amends the existing disclosure requirements of Financial Accounting Standard No. 123, "Accounting for Stock-Based Compensation". The transition guidance and provisions of this statement for annual disclosures are effective for fiscal years ending after December 15, 2002. The provisions for interim-period disclosures are effective for financial reports that contain financial statements for interim periods beginning after December 15, 2002. As of September 30, 2003, the Company has adopted the interim period and annual disclosure requirements of this statement.

Financial Accounting Standard No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" was issued in April 2003. This statement amends and clarifies accounting and reporting for derivative instruments embedded in other contracts and for hedging activities under Financial Accounting Standard No. 133 "Accounting for Derivative Instruments and Hedging Activities." The provisions of this statement are effective for all contracts entered into or modified after June 30, 2003.

Neither of these recent pronouncements will have an effect on the Company's financial statements.

NOTE 2  -  COMMON STOCK

The Company issued a total of 50,000 shares of stock to ATL for a total of $50,000 in exchange for organizational expenses paid. The organizational expenses have been charged to operations in accordance with the American Institute of Certified Public Accountants' Statement of Position 98-5.

NOTE 3  -  RELATED PARTIES

The Company has a related party relationship with AeroTelesis Ltd. ("ATL"), a British Virgin Islands company who is the Company's sole shareholder and has advanced a total of $1,211 towards operations and development of the joint venture license in the Philippines. Prior to ATL, its principals have been involved with the telecommunication business for over 10 years and have expended further resources of over $1.6 million.

                          AEROTELESIS PHILIPPINES INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 4 - INCOME TAXES

Income tax benefit for the period ended September 30, 2003 is summarized as follows:

Federal                                          $17,072
State                                                -0-
British Virgin Islands                               -0-
                                                 -------

Income tax benefit                               $17,072
                                                 =======

The tax effect of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows as of September 30, 2003:

Net operating loss carryforwards                 $ 17,072
Less: Valuation Allowance                         (17,072)
                                                 --------

Net deferred tax assets                             $ -0-
                                                 ========

As of September 30, 2003, the Company had net operating loss carryforwards of approximately $50,000 for federal income tax purposes, availiable to offset future taxable income expiring on various dates starting in 2023.

NOTE 5  -  SUBSEQUENT EVENTS

On October 2, 2003, The Company entered into an Agreement and Plan of Reorganization (the "Agreement") with AeroTelesis Ltd. ("ATL"), a British Virgin Islands company and Pacific Realm Inc. ("PRI"), whereby the PRI issued 75,000,000 shares of "restricted securities" (common stock) to ATL in exchange for, among other things, all assets and operations of ATL's wholly-owned subsidiary, the Company, in consideration of the exchange of 100% of the issued and outstanding shares of the Company. It is anticipated that the Company's operations will commence during the first quarter of 2004. For the network implementation, ATL assigned certain joint ventures and licenses to the Company for use in its proposed Philippines operations. The Company will be a wholly-operated subsidiary of PRI. Valuation of the license is being conducted by outside consultants.

There were no other material subsequent events that have occurred since the balance sheet date that warrants disclosure in these financial statements.